Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com
PROGRESSIVE DISTRIBUTES MARCH RESULTS
MAYFIELD VILLAGE, OHIO — April 11, 2007 — The Progressive Corporation today reported the following results for March 2007:

	Month				Quarter
(millions, except per share amounts and ratios)	2007	2006	Change		2007	2006	Change
Net premiums written	$1,137.8	$1,137.7	0%		$3,646.7	$3,676.7	(1)%
Net premiums earned	1,083.0	1,086.5	0%		3,493.8	3,500.5	0%
Net income	131.1	156.0	(16)%		363.5	436.6	(17)%
Per share	.18	.20	(11)%		.49	.55	(12)%
Pretax net realized gains (losses) on securities	7.8	(.5)	NM		23.3	.5	4560%

Combined ratio	88.2	83.3	4.9	pts.	89.5	85.2	4.3	pts.
Average diluted equivalent shares	741.9	790.0	(6)%		745.3	791.7	(6)%

NM = Not Meaningful
Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines Businesses write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto Business writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses.
See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
March 2007
(millions – except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]

Direct premiums written	$1,158.9

Net premiums written	$1,137.8

Revenues:
Net premiums earned	$1,083.0
Investment income	61.5
Net realized gains (losses) on securities	7.8
Service revenues	1.9

Total revenues	1,154.2

Expenses:
Losses and loss adjustment expenses	731.7
Policy acquisition costs	110.0
Other underwriting expenses	114.1
Investment expenses	.8
Service expenses	1.1
Interest expense	6.3

Total expenses	964.0

Income before income taxes	190.2
Provision for income taxes	59.1

Net income	$131.1

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	734.6

Per share	$.18

Diluted:
Average shares outstanding	734.6
Net effect of dilutive stock-based compensation	7.3

Total equivalent shares	741.9

Per share	$.18

[1]	See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2006 audited consolidated financial statements included in our 2006 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.3%
Common stocks	1.1%
Total portfolio	.4%

Pretax recurring investment book yield	5.3%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
March 2007 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date
	2007	2006	% Change
Direct premiums written	$3,708.9	$3,743.1	(1)

Net premiums written	$3,646.7	$3,676.7	(1)

Revenues:
Net premiums earned	$3,493.8	$3,500.5	0
Investment income	163.5	151.5	8
Net realized gains (losses) on securities	23.3	.5	4560
Service revenues	6.2	8.4	(26)

Total revenues	3,686.8	3,660.9	1

Expenses:
Losses and loss adjustment expenses	2,400.5	2,282.8	5
Policy acquisition costs	355.2	362.1	(2)
Other underwriting expenses	371.5	338.7	10
Investment expenses	2.8	2.5	12
Service expenses	5.2	6.8	(24)
Interest expense	18.9	20.5	(8)

Total expenses	3,154.1	3,013.4	5

Income before income taxes	532.7	647.5	(18)
Provision for income taxes	169.2	210.9	(20)

Net income	$363.5	$436.6	(17)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	737.8	781.2	(6)

Per share	$.49	$.56	(12)

Diluted:
Average shares outstanding	737.8	781.2	(6)
Net effect of dilutive stock-based compensation	7.5	10.5	(29)

Total equivalent shares	745.3	791.7	(6)

Per share	$.49	$.55	(12)

The following table sets forth the investment results for the year-to-date period:

	2007	2006
Fully taxable equivalent total return:
Fixed-income securities	1.7%	.4%
Common stocks	1.4%	4.7%
Total portfolio	1.7%	1.0%

Pretax recurring investment book yield	4.7%	4.4%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2007
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$620.5	$355.6	$976.1	$160.4	$1.3	$1,137.8
% Growth in NPW	(1)%	2%	0%	(2)%	NM	0%
Net Premiums Earned	$599.6	$339.1	$938.7	$142.6	$1.7	$1,083.0
% Growth in NPE	(3)%	2%	(1)%	4%	NM	0%

GAAP Ratios
Loss/LAE ratio	67.8	65.0	66.8	72.1	NM	67.5
Expense ratio	20.9	20.2	20.6	20.7	NM	20.7

Combined ratio	88.7	85.2	87.4	92.8	NM	88.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$12.4
Current accident year						(.3)

Calendar year actuarial adjustment	$6.4	$3.8	$10.2	$1.9	$0	$12.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$12.4
All other development						(21.5)

Total development						$(9.1)

Calendar year loss/LAE ratio						67.5

Accident year loss/LAE ratio						66.7

Statutory Ratios
Loss/LAE ratio						67.6
Expense ratio						20.7

Combined ratio						88.3

NM = Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting loss of $.9 million for the month.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2007 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$1,988.6	$1,161.6	$3,150.2	$490.8	$5.7	$3,646.7
% Growth in NPW	(2)%	2%	(1)%	(1)%	NM	(1)%
Net Premiums Earned	$1,934.9	$1,091.9	$3,026.8	$461.3	$5.7	$3,493.8
% Growth in NPE	(2)%	2%	(1)%	4%	NM	0%

GAAP Ratios
Loss/LAE ratio	69.9	68.1	69.3	65.5	NM	68.7
Expense ratio	21.0	20.5	20.8	20.2	NM	20.8

Combined ratio	90.9	88.6	90.1	85.7	NM	89.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$29.1
Current accident year						1.8

Calendar year actuarial adjustment	$16.3	$10.1	$26.4	$4.5	$0	$30.9

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$29.1
All other development						1.2

Total development						$30.3

Calendar year loss/LAE ratio						68.7

Accident year loss/LAE ratio						69.6

Statutory Ratios
Loss/LAE ratio						68.8
Expense ratio						20.3

Combined ratio						89.1

Statutory Surplus						$5,397.4

NM = Not Meaningful

Policies in Force	March	March
(in thousands)	2007	2006	Change

Agency – Auto	4,521.8	4,546.2	(1)%
Direct – Auto	2,502.8	2,382.7	5%
Special Lines[3]	2,928.6	2,721.9	8%

Total Personal Lines	9,953.2	9,650.8	3%

Commercial Auto Business	514.7	482.1	7%

[1]	The other businesses generated an underwriting profit of $.6 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items, as well as a personal umbrella product.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions – except per share amounts)
(unaudited)

	March
	2007

CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at fair value:
Fixed maturities (amortized cost: $10,244.6)	$10,266.2
Equity securities:
Preferred stocks[2] (cost: $1,821.1)	1,846.1
Common equities (cost: $1,479.2)	2,390.9
Short-term investments (amortized cost: $594.3)	594.3

Total investments[3]	15,097.5
Net premiums receivable	2,633.3
Deferred acquisition costs	453.3
Other assets	1,827.6

Total assets	$20,011.7

Unearned premiums	$4,487.1
Loss and loss adjustment expense reserves	5,720.4
Other liabilities[3]	1,687.9
Debt	1,185.7
Shareholders’ equity	6,930.6

Total liabilities and shareholders’ equity	$20,011.7

Common Shares outstanding	736.2
Shares repurchased – March	9.2
Average cost per share	$21.69
Book value per share	$9.41
Trailing 12-month return on average shareholders’ equity	23.5%
Net unrealized pretax gains on investments	$957.4
Increase (decrease) from February 2007	$(15.2)
Increase (decrease) from December 2006	$39.2
Debt-to-total capital ratio	14.6%
Fixed-income portfolio duration	2.9	Years
Weighted average credit quality	AA
Year-to-date Gainshare factor	.63

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $340.1 million.

[2]	Includes certain hybrid securities reported at fair value with the change in fair value recorded as a component of net realized gains (losses) on securities. Hybrid securities include various perpetual preferred stocks that have call features with fixed-rate coupons, whereby the value of the call features can change with respect to the overall change in value of the preferred stocks. At March 31, 2007, we recognized $.9 million of realized gains on these securities.

[3]	Amounts include net unsettled security acquisitions of $166.5 million.

Monthly Commentary
•	In March, the unfavorable prior accident year “All other development” primarily related to the emergence of larger losses from prior years in our commercial auto products.
About Progressive
The Progressive Group of Insurance Companies, in business since 1937, is the country’s third largest auto insurance group and largest seller of motorcycle and personal watercraft policies based on premiums written, and is a market leader in commercial auto insurance.
Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive products and rates that meet drivers’ needs throughout their lifetimes, superior online and in-person customer service, and best-in-class, 24-hour claims service, including our concierge level of claims service available at service centers throughout the United States.
Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. The Agency Business sells Progressive Drive Insurance private passenger auto insurance through more than 30,000 independent agencies. To find an agent, go to www.driveinsurance.com. The Direct Business sells Progressive Direct® private passenger auto insurance online at www.progressive.com and by phone at 1-800-PROGRESSIVE. Both businesses also offer Progressive’s other insurance products, including Progressive Commercial, Progressive Motorcycle and Progressive Boat. Each business makes independent decisions about private passenger auto insurance product design and pricing. Progressive and Drive are registered trademarks.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, please visit www.progressive.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.